TRADE RECEIVABLES	12 Months Ended
Dec. 31, 2024
Trade and other receivables [abstract]
TRADE RECEIVABLES	TRADE RECEIVABLES

	December 31, 2024	December 31, 2023
	US$’000	US$’000
Trade receivables	6,287	100,041
The Company’s trading terms with its customers are mainly on credit. The credit period is 45 to 60 days. The Company seeks to maintain strict control over its outstanding receivables and overdue balances are reviewed regularly by management. Trade receivables are non-interest-bearing. The Company had concentration of credit risk of $6.29 million and $100 million trade receivables that were due from one single customer under a license agreement as of December 31, 2024 and 2023, respectively.
As at December 31, 2024 and 2023, the expected credit loss is insignificant.